SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 10, 1999


                             PP&L RESOURCES, INC.
                             --------------------
           (Exact Name of Registrant as Specified in Its Charter)


         Pennsylvania               1-11459              23-2758192
         ------------               -------              ----------
         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)        Identification No.)
         incorporation)


              Two North Ninth Street, Allentown, Pennsylvania 18101-1179
              ----------------------------------------------------------
                       (Address of principal executive offices)


         Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                               -------------

         ITEM 5.   OTHER EVENTS
                   ------------

                   On March 10, 1999, PP&L Resources, Inc. (the "Company") filed a Prospectus Supplement, dated March 10, 1999, to the Prospectus, dated January 19, 1999, included in the Registration Statement on Form S-3 (Registration Nos. 333-70101 and 333-70101-
         1), for the issuance and sale, from time to time, of up to $400,000,000 aggregate principal amount of Medium-Term Notes, Series B (the "Notes"), as a series of Debt Securities (as defined in the Registration Statement) of PP&L Capital Funding. Such Notes will be unconditionally guaranteed as to payment of principal and any premium and interest by the Company. A form of Officers' Certificate establishing the forms and certain terms of the Notes is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                   ---------------------------------------------------------
                   EXHIBITS
                   --------

                   (c)  Exhibits

                        (4) Officers' Certificate establishing the forms and terms of the Medium-Term Notes, Series B.

                                      SIGNATURES
                                      ----------

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PP&L Resources, Inc.




         Date: March 10, 1999          By: /s/ John R. Biggar
                                           ---------------------------------
                                            John R. Biggar
                                            Senior Vice President and
                                               Chief Financial Officer

                              EXHIBIT INDEX


          Exhibit          Description
          -------          -----------

            (4)       Officers' Certificate establishing the
                      forms and terms of the Medium-Term Notes, Series B.